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    AMENDMENT NO. 4 TO CREDIT AGREEMENT AMONG UNITED ROAD SERVICES INC., URS
  SOUTHWEST, INC., URS NORTHEAST, INC., FAST TOWING, INC., CITY TOWING INC., EL
   PASO TOWING, INC., URS OF TENNESSEE, INC., KEN LEHMAN ENTERPRISES INC., URS MIDWEST, INC., URS WEST, INC., URS SOUTHEAST, INC., ROUSE'S BODY SHOP INC., AUTO SERVICE CENTER, GARRY'S WRECKER SERVICE, INC., ENVIRONMENTAL AUTO REMOVAL, INC.,
    E&R TOWING & GARAGE, INC., BILL & WAG'S, INC. AND ARRI BROTHERS, INC., AS BORROWERS; GENERAL ELECTRIC CAPITAL CORPORATION, AS A LENDER, AND AS AGENT FOR
                         LENDERS; AND THE OTHER LENDERS

                This Amendment No. 4 to Credit Agreement, dated as of August 14, 2002 (this "Amendment"), is entered into by and among United Road Services, Inc., URS Southwest, Inc., URS Northeast, Inc., Fast Towing, Inc., City Towing Inc., El Paso Towing, Inc., URS of Tennessee, Inc., Ken Lehman Enterprises Inc., URS Midwest, Inc., URS West, Inc., URS Southeast, Inc., Rouse's Body Shop Inc., Auto Service Center, Garry's Wrecker Service, Inc., Environmental Auto Removal, Inc., E&R Towing & Garage, Inc., Bill & Wag's, Inc. and Arri Brothers, Inc. (each a "Borrower" and, collectively, "Borrowers"), as Borrowers; General Electric Capital Corporation, as a Lender, and as Agent for Lenders; and the other Lenders.

                                    RECITALS

        A. Borrowers, Agent and Lenders are parties to that certain Credit Agreement, dated as of July 20, 2000, as amended by Amendment No. 1 thereto, dated as of September 25, 2000, and Amendment No. 2 thereto, dated as of March 30, 2001 (as so amended and as hereafter further amended, restated or otherwise modified, the "Credit Agreement").

        B. Borrowers have notified Agent and Lenders that an Event of Default has occurred and is continuing under the Credit Agreement as a result of Borrowers' breach of the covenant set forth in clause (vi) of Section 6.3 (Indebtedness) with respect to unsecured Indebtedness (such Event of Default is referred to in this Amendment as the "Existing Event of Default").

        C. Borrower has requested that Agent and Lenders waive the Existing Event of Default, and Agent and Lenders are willing to do so pursuant to the terms and conditions set forth in this Amendment, including, without limitation, that Borrowers are in compliance with clause (vi) of Section 6.3 (Indebtedness) as such clause (vi) is amended in Section 3.1 of this Amendment.

        D. Borrower, Agent and Lenders are desirous of amending the Credit Agreement as and to the extent set forth herein and pursuant to the terms and conditions set forth in this Amendment.

        E. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

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                NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Revolving Credit Advances and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Agent and Lenders hereby agree as follows:

                1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

                2.      Waiver.

                2.1. Existing Event of Default. Agent and Lenders hereby waive the Existing Event of Default; provided, however, that Borrowers shall be in compliance with the terms of clause (vi) of Section 6.3 (Indebtedness) of the Credit Agreement as clause (vi) is amended by the provisions of Section 3.1 of this Amendment. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any other Default or Event of Default under the Credit Agreement or any other Loan Document.

                3. Amendment. The Credit Agreement is hereby amended as follows:

                3.1. Indebtedness. Clause (vi) of Section 6.3 (a) of the Credit Agreement is hereby amended by deleting the amount "$2,500,000" contained therein and replacing it with the amount "$3,500,000."

                4. Conditions Precedent to Effectiveness. The effectiveness of the waivers set forth in Section 2 and the amendment set forth in Section 3 hereof are in each instance subject to the satisfaction of each of the following conditions precedent:

                4.1. Amendment. This Amendment shall have been duly executed and delivered by the Borrowers, Agent and Lenders.

                4.2. No Default. No Default or Event of Default (other than the Existing Event of Default) shall have occurred and be continuing or would result from the effectiveness of this Amendment.

                4.3. Miscellaneous. Agent and Lenders shall have received such other agreements, instruments and documents as Agent or Lenders may reasonably request.

                                        2

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                5.      Reference to and Effect Upon the Credit Agreement and
other Loan Agreements.

                5.1. Except for as specifically amended in Section 3 above, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

                5.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition (except for the specific waiver in Section 2 above), or to any amendment or modification of any term or condition (except as specifically amended in Section 3 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

                6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

                7. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys' fees).

                8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]

                                        3

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                IN WITNESS WHEREOF, this Amendment No. 3 to Credit Agreement has been duly executed as of the date first written above.

                                         BORROWERS:

                                         UNITED ROAD SERVICES, INC.

                                         By:  /s/ Patrick  J. Fodale
                                            -------------------------------
                                         Name:    Patrick J. Fodale
                                         Title:   Chief Financial Officer

                                         URS SOUTHWEST, INC.

                                         URS NORTHEAST, INC.

                                         FAST TOWING, INC.

                                         CITY TOWING INC.

                                         EL PASO TOWING, INC.

                                         URS OF TENNESSEE, INC.

                                         KEN LEHMAN ENTERPRISES INC.

                                         URS MIDWEST, INC.

                                         URS WEST, INC.

                                         URS SOUTHEAST, INC.

                                         ROUSE'S BODY SHOP INC.

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                                         AUTO SERVICE CENTER

                                         GARRY'S WRECKER SERVICE, INC.

                                         ENVIRONMENTAL AUTO REMOVAL, INC.

                                         E&R TOWING & GARAGE, INC.

                                         BILL & WAG'S, INC.

                                         ARRI BROTHERS, INC.

                                         By:  /s/ Patrick  J. Fodale
                                            -------------------------------
                                         Name:    Patrick J. Fodale
                                         Title: Chief Financial Officer

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                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION,
                                         as Agent and Lender

                                         By:      /s/ Joseph Hess
                                             -------------------------------
                                                 Duly Authorized Signatory

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                                         FLEET CAPITAL CORPORATION,
                                         as Lender

                                         By:  /s/ Thomas F. Karlow
                                            ------------------------------
                                         Name:    Thomas F. Karlow
                                         Title: Senior Vice President

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                                         LASALLE BUSINESS CREDIT, INC.,
                                         as Lender

                                         By:  /s/ Daniel K. Clancy
                                            -----------------------------
                                         Name:    Daniel K. Clancy
                                         Title:   Vice President